Exhibit 99.1

RAIT Financial Trust Forms Special Committee to Explore Strategic Alternatives

PHILADELPHIA, PA – September 7, 2017 – RAIT Financial Trust (NYSE: RAS) (“RAIT”) today announced that the Board of Trustees of RAIT (the “Board”) has formed a committee of independent members (the “Special Committee”) to explore and evaluate strategic and financial alternatives to enhance shareholder value and capitalize on RAIT’s established and respected commercial real estate lending platform.  Such alternatives may include, but are not limited to, (i) refinements of RAIT’s operations or strategy, (ii) financial transactions, such as a recapitalization or other change to RAIT’s capital structure and (iii) strategic transactions, such as a sale of all or part of RAIT.

Michael Malter, Chairman of the Board and a member of the Special Committee, said, “Our Board of Trustees and management team continue to focus on executing on the current strategic plan and remain committed to maximizing value for our shareholders. After careful consideration, the Board believes now is the appropriate time to explore a broad range of strategic and financial alternatives that may have the potential to further unlock and enhance shareholder value."  The other members of the Special Committee are Justin P. Klein, who serves as Chairman of the Special Committee, and Thomas D. Wren.

The Special Committee has not set a definitive timetable for completion of its evaluation, and there can be no assurances that the process will result in any change in strategy or any transaction being announced or completed. RAIT does not intend to make any further public comment regarding the evaluation until the outcome of the process is determined.

RAIT and the Special Committee have retained Barclays and UBS Investment Bank as financial advisors and Winston & Strawn LLP as legal advisor to assist in the evaluation.

About RAIT Financial Trust

RAIT Financial Trust is an internally-managed real estate investment trust focused on providing debt financing options to owners of commercial real estate throughout the United States.  For more information, please visit www.rait.com or call Investor Relations at 215.207.2100.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “strategy,” “transform,” “plan,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,”  or other similar words or terms.  Such forward-looking statements include, but are not limited to, statements regarding RAIT’s review of its strategic and financial alternatives; RAIT’s initiatives to further simplify its business to focus on its commercial real estate lending business, reduce costs, deleverage and enhance value and returns for shareholders and RAIT’s actions taken or contemplated to enhance its long-term prospects and create value for its shareholders. Such forward-looking statements are based upon RAIT’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Such statements are subject to known and unknown risks, uncertainties and contingencies that may cause actual results to differ materially from the expectations, intentions, beliefs, plans, estimates or predictions of the future expressed or implied by such forward-looking statements.  These risks, uncertainties and contingencies include, but are not limited to, the impact of the announcement of RAIT’s review of strategic and financial alternatives on RAIT’s business, including its financial and operating results and its employees, capital sources and customers; RAIT’s ability to continue to sell properties and repay the related debt; RAIT’s ability to implement any new strategic and financial alternatives or continue its previously announced transition to a more focused, cost-efficient and lower leverage business; final accounting determinations on gains or losses realized in the event properties are sold for prices that differ from their carrying value or if property valuations are adjusted in the process of revaluating properties when they are characterized as held for disposition or sale and other factors described in RAIT’s Annual Report on Form 10-K,

Quarterly Reports on Form 10-Q  and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Contact

Andres Viroslav

215-207-2100

aviroslav@rait.com

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